UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 3, 2016

ORRSTOWN FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 East King Street, P.O. Box 250, Shippensburg, Pennsylvania	17257
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	717 532-6114

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ORRSTOWN FINANCIAL SERVICES, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5—Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders
(a) On May 3, 2016, Orrstown Financial Services, Inc. (the “Company”) held its annual meeting of shareholders.
(b) The following is a record of the vote on each matter presented at the annual meeting.
(1) Election of Directors

Nominee	For	Withheld	Broker Non-Vote
Mark K. Keller	4,919,685	406,040	925,228
Thomas R. Quinn, Jr.	4,952,825	372,900	925,228
Gregory A. Rosenberry	5,065,672	260,053	925,228
Glenn W. Snoke	4,800,807	524,918	925,228

(2) Approval of the non-binding advisory vote regarding the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Vote
3,715,446	1,361,797	248,482	925,228

(3) Ratification of appointment of the Audit Committee’s selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

For	Against	Abstain
6,006,496	112,448	132,009

There were no broker non-votes on the ratification of the independent registered public accounting firm.

ORRSTOWN FINANCIAL SERVICES, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.
On May 3, 2016, Orrstown Financial Services, Inc. held its 2016 annual meeting of shareholders (the “Annual Meeting”). A copy of the presentation given at the Annual Meeting is being furnished herewith as Exhibit 99 and is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99	Presentation—Annual Shareholder Meeting, dated May 3, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.

Date: May 4, 2016	By:	/s/ David P. Boyle
David P. Boyle
Executive Vice President and Chief Financial Officer
(Duly Authorized Representative)